                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Form 10-Q of RenaissanceRe Holdings Ltd. (the
"Company") for the fiscal quarter ended June 30, 2006, as filed with the
Securities and Exchange Commission on the date hereof (the "Report"), I, Fred R.
Donner, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or
15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the
Company.

/s/ Fred R. Donner
-----------------------
Fred R. Donner
Chief Financial Officer
August 1, 2006